Annex 1	12 Months Ended
Dec. 31, 2020
Annex 1 [Abstract]
Annex 1	Basis of presentation of the consolidated financial statements
The accompanying consolidated financial statements were prepared from the accounting records of Telefónica, S.A. and each of the companies comprising the Telefónica Group, whose separate financial statements were prepared in accordance with the generally accepted accounting principles applicable in the various countries in which they are located, and for the purposes of these consolidated financial statements are presented in accordance with the International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB). These consolidated financial statements give a true and fair view of the consolidated equity and financial position at December 31, 2020, and of the consolidated results of operations, changes in consolidated equity and the consolidated cash flows obtained and used in the year then ended.
The euro is the Group’s reporting currency. The figures in these consolidated financial statements are expressed in million euros, unless indicated otherwise, and may therefore be rounded.
Note 3 contains a detailed description of the most significant accounting policies used to prepare these consolidated financial statements.
Materiality criteria
These consolidated financial statements do not include certain information or disclosures that, not having to be presented due to their qualitative significance, were deemed to be immaterial or of no relevance pursuant to the concepts of materiality or relevance defined in the IFRS conceptual framework, insofar as the Telefónica Group’s consolidated financial statements, taken as a whole, are concerned.
Comparative information and main changes in the consolidation scope
For comparative purposes, the accompanying consolidated financial statements for 2020 include the figures for 2019, and the consolidated income statement, the consolidated statement of comprehensive income, the consolidated statement of changes in equity and the consolidated statement of cash flows, and the notes thereto for the year then ended, they also include those of 2018.
The main events and changes in the consolidation scope affecting comparability of the consolidated information for 2020 and 2019 (see Appendix I for a detailed description of the consolidation scope and the changes during the year) are as listed below.
COVID-19: impact and response in Telefónica
The COVID-19 crisis caused the greatest GDP fall of the last decades and, inevitably, it impacted the financial and operative performance of the Group. Consolidated revenues and operating income decreased 11.0% and 8.8% year-on-year, respectively, partly due to the effect of the pandemic.
Revenues were affected by the reduction of the commercial activity, which was reflected in lower service revenues and lower handset sales. Telefónica experienced the most significant effects during the second quarter as lockdowns imposed across the Group's markets put unprecedented pressure to commercial activity. In this period the impairment of trade receivables increased, mainly in Telefonica Hispam, with a subsequent improvement in the second half of the year (see Note 14).
The decrease in revenues was partially mitigated by the measures taken to reduce costs and by lower churn rates. Furthermore, CapEx was reduced 33.3% year-on-year (see Note 4), consequently the impact in the operating cash flow was lower than the impact in the income.
The crisis contributed to the significant depreciation against the euro of the major currencies of the countries where the Group operates, as shown below.

	Variation of closing exchange rate (12/31/2020 vs 12/31/2019)	Variation of average exchange rate (2020 vs 2019)
Brazilian real	(29.0%)	(24.1%)
Pound sterling	(5.2%)	(1.3%)
Peruvian nuevo sol	(16.2%)	(6.1%)
Argentine peso	(34.8%)	(34.8%)
Chilean peso	(3.6%)	(12.9%)
Colombian peso	(12.6%)	(12.6%)
Mexican peso	(13.3%)	(11.5%)

This depreciation had a negative impact in Equity attributable to equity holders of the parent amounting to 5,801 million euros (see Note 17).
Due to the indications of impairment during the year, the Group carried out goodwill impairment tests at interim periods, with a special emphasis on those cash generating units with a carrying value closer to the value in use at December 31, 2019. At year-end closing these analysis were updated, based on the latest business plans of the various cash-generating units, approved by Telefónica's Board of Directors. These plans include the impacts of the COVID-19 crisis.
As a result of this analysis, an impairment loss was recognized for the total goodwill allocated to Telefónica Argentina amounting to 519 million euros (see Note 7). in addition, an impairment loss for intangible assets amounting to 106 million euros (see Note 6) and an impairment loss for property, plant and equipment amounting to 269 million euros (see Note 8) were recognized for this cash generating unit (CGU). As a result of the impairment of these assets, the deferred tax liability associated with the hyperinflation adjustment in Argentina was partially derecognized, amounting to 94 million euros (see Note 25).
Furthermore, the recoverability of deferred tax assets of the Group was analyzed based on the new business plans and the estimation of realization of these assets, taking into account the latest regulatory changes. As a result of this analysis, deferred tax assets amounting to 101 million euros were derecognized, corresponding to the tax group in Spain (see Note 25).
Throughout the crisis, in order to support the communities in which the Group operates, Telefónica implemented measures aimed at:
•Protecting the health and safety of its employees and customers.
•Providing critical infrastructure and technology services to governments and health authorities.
•Donating goods and services to hospitals and vulnerable customers.
•Making the Group's high-tech buildings available for public use (O2 Arena in London and O2 Tower in Munich).
•Providing customers with free mobile data and additional entertainment services at no extra cost.
•Accelerating payments to suppliers with liquidity problems and offering flexible payments terms.
•Maintaining the 2020 dividend for shareholders; with enhancing financial flexibility with a voluntary scrip dividend (see Note 17).
On the other hand, the governments of the different countries where the Group operates established temporary regulatory measures that affected the telecommunications sector such as ban on suspending service due to debt and suspension of number portability operations (see "Regulation on COVID-19" in Appendix VI). In addition, in most countries Telefónica operators agreed with the governments to offer packages of minimum connectivity at a reduced or free price, along with free access to specific platforms (health, emergency services, education, information).
Telefónica's state-of-the-art networks enabled the Group to facilitate record growth in traffic driven by remote working and increased consumption of entertainment services while maintaining high levels of customer experience and service quality.
Agreement between Telefónica and Liberty Global plc to combine their operating businesses in the UK
On May 7, 2020, Telefónica reached an agreement with Liberty Global plc to combine into a 50-50 joint venture their operating businesses in the UK (O2 Holdings Ltd. and Virgin Media UK, respectively). The transaction is expected to deliver significant value to Telefónica, which expects to receive 5.7 billion pounds sterling of proceeds in total (calculated at the date of the agreement and subject to customary adjustments in this type of transactions), after an equalization payment by Liberty Global of 2.5 billion pounds sterling.
This move is fully aligned with the Telefonica strategy to focus on improving market positioning in its core markets. It will enable Telefónica to reinforce its presence and continuity in this market through the creation of an integrated communications provider in the United Kingdom that will offer their customers a convergent value proposition. Accordingly, Telefónica United Kingdom remains as a reportable segment (see Note 4).
The transaction is subject to regulatory approvals and other customary closing conditions. As of the date of this Annual Report, such conditions have not been satisfied.
The companies included in the transaction have been recognized as a disposal group held for sale (see Note 3m). Therefore, the consolidated assets and liabilities have been reclassified under ‘‘Non-current assets and disposal groups held for sale’’ and ‘‘Liabilities associated with non-current assets and disposal groups held for sale’’, respectively, in the consolidated statement of financial position at December 31, 2020 (see Note 30).
Agreement between Telxius Telecom and American Tower Corporation for the sale of its telecommunications towers divisions in Europe and Latin America
On January 13, 2021 Telxius Telecom, S.A. (a company of the Telefónica Group minority-owned, directly or indirectly, by KKR and Pontegadea), signed an agreement with American Tower Corporation ("ATC") for the sale of its telecommunications towers divisions in Europe (Spain and Germany) and in Latin America (Brazil, Peru, Chile and Argentina), for an amount of 7.7 billion euros, payable in cash.
The agreement establishes the sale of a number of approximately 30,722 telecommunication tower sites and comprises two separate and independent transactions (on one hand, the Europe business and, on the other hand, the Latin American business), setting the respective closings once the corresponding regulatory authorizations have been obtained.
The agreement include the transfer to ATC of the towers that Telxius agreed to acquire from Telefónica Germany GmbH & Co. under the agreement signed on June 8, 2020, including the towers acquired in the first phase on September 1, 2020 and the towers that will be acquired in the second phase by August 2021 (see Note 4).
In accordance with IFRS 5, the companies of the Telxius Group included in the transaction have been recognized as a disposal group held for sale in the consolidated statement of financial position at December 31, 2020 (see Note 30). The non-current assets will cease to be amortized and depreciated for accounting purposes from December 31, 2020.
Acquisition of a 50% stake in Prosegur’s alarm business in Spain
On September 17, 2019 Telefónica, S.A. reached an agreement with Prosegur Compañía de Seguridad, S.A. (“Prosegur”) for the acquisition of a 50% stake in Prosegur's alarm business in Spain, with the objective of developing said business through the combination of the complementary capabilities of both companies.
On February 28, 2020, after obtaining the relevant regulatory approvals, Telefónica de Contenidos, S.A.U. acquired 50% of the shares in Prosegur Alarmas España, S.L. The price was paid with 49,545,262 shares in Telefónica (see Note 17), with a valuation amounting to 266 million euros at the date of the transaction. This investment has been registered in the line of "Investments accounted for by the equity method" of the statement of financial position (see Note 10).
Impact of adopting IFRS 16 Leases
On January 1, 2019 IFRS 16 Leases ("IFRS 16") became effective, resulting in changes in the accounting policies applied to lease contracts in prior periods.
IFRS 16 requires lessees to recognize assets and liabilities arising from lease contracts in the statement of financial position. A lessee may elect not to apply the general requirements to short-term leases and leases of low-value assets.
The Group acts as a lessee on a very significant number of lease agreements over different assets. This mainly include third-party towers, circuits, office buildings and stores and land where its own towers are located. A significant portion of these contracts was accounted for as operating lease under the previous lease standard, with lease expenses being recognized on a straight-line basis over the contract term.
The implementation of IFRS 16 in the Group was highly complex due to factors such as the high number of contracts affected and the diversity of data source systems, as well as the need to make certain estimates. These estimates included the estimation of the lease term, based on the non-cancellable period and the periods covered by options to extend the lease, when the exercise depends only on Telefónica and where such exercise is reasonably certain. This will depend, to a large extent, on the specific facts and circumstances by class of assets in the telecom industry (technology, regulation, competition, business model, among others). In addition to this, assumptions are required to calculate the discount rate, which is based mainly on the incremental borrowing rate of interest for the estimated term.
The standard allows for two transition methods: retrospectively for all periods presented, or using a modified retrospective approach where the cumulative effect of adoption is recognized at the date of initial application. The Group adopted the latter transition method; therefore, the Group recognized the cumulative effect of initial application as an adjustment to equity at the transition date, January 1, 2019, amounting to 16 million euros (see Note 17). Consequently, the 2018 information presented for comparative purposes were not restated (i.e., it is prepared and presented in accordance with the accounting standard effective at that moment: under IAS 17 Leases). Moreover, the Group applied the practical expedient that allows not reassessing whether a contract is or contains a lease on the date of initial application of IFRS 16 but to directly apply the new requirements to all those contracts identified as leases under the previous accounting standard.
The modifications introduced by IFRS 16 had a significant impact on the group's financial statements since the date of adoption, as shown below:

Millions of euros	Impact of the first application
Opening balance of rights of use at January 1, 2019 (Note 9)	7,870
Impact of IFRS 16 on rights of use of companies held for sale at December 31, 2018 (1)	155
Reclassification of property, plant and equipment deriving from finance leases under IAS 17 (Note 8)	(249)
Reclassification of advance payments of lease contracts in force at December 31, 2018	(178)
Accounts receivable for subleases	18
Impact of IFRS 16 on assets at transition date	7,616

Opening balance of lease liabilities at January 1, 2019 (Note 20)	7,705
Impact of IFRS 16 on lease liabilities of companies held for sale at December 31, 2018 (1)	152
Reclassification of finance lease liabilities under IAS 17 at December 31, 2018	(201)
Reclassification of other liabilities at December 31, 2018	(56)
Impact of IFRS 16 on liabilities at transition date	7,600

Impact of IFRS 16 on equity at transition date (Note 17)	16
(1) Antares, Telefónica Móviles Guatemala and Telefónica Móviles El Salvador (see Note 30).
Following is a summary of estimated impacts of IFRS 16 on the Group’s consolidated income statement in 2019, presented on a voluntary basis:

Millions of euros	2019
INCOME STATEMENT	IFRS 16	IAS 17	IFRS 16 Impact
Revenues	48,422	48,422	—
Other income	2,842	3,032	(190)
Supplies	(13,635)	(14,490)	855
Personnel expenses	(8,066)	(8,070)	4
Other expenses	(14,444)	(15,284)	840
Depreciation and amortization	(10,582)	(8,950)	(1,632)
OPERATING INCOME	4,537	4,660	(123)
Share of income (loss) of investments accounted for by the equity method	13	13	—
Finance income	842	842	—
Exchange gains	2,461	2,449	12
Finance costs	(2,795)	(2,599)	(196)
Exchange losses	(2,340)	(2,310)	(30)
Net financial expense	(1,832)	(1,618)	(214)
PROFIT BEFORE TAX	2,718	3,055	(337)
Corporate income tax	(1,054)	(1,104)	50
PROFIT FOR THE YEAR	1,664	1,951	(287)
Attributable to equity holders of the Parent	1,142	1,383	(241)
Attributable to non-controlling interests	522	568	(46)
Basic and diluted earnings per share attributable to equity holders of the parent (euros)	0.16	0.20	(0.05)
The impact in Other income is due to the different approach under IFRS 16 to determine the gain on sale and leaseback transactions (see Note 20).
In addition, the statement of cash flows is also impacted by IFRS 16. The main impact is the recording within the “cash flow from financing activities” of principal payments for lease contracts amounting to 1,787 and 1,518 million euros in 2020 and 2019, respectively (see Note 20), as well as the recording of interests related to said contracts under the heading “interest payments and other financial expenses” amounting to 179 million euros and 185 million euros in 2020 and 2019, respectively (see Note 20). Until the entry into force of IFRS 16 the operating leases payments were recorded under "Cash paid from operations". Payments for low cost and short-term leases continue to be recorded under "Cash received from operations" (see Note 9).
Translation of Telefónica Venezolana’s financial statements
Venezuela has been considered a hyperinflationary economy since 2009. We regularly review the economic conditions in Venezuela and the specific circumstances of our Venezuelan operations. Assessment of the exchange rate that better reflects the economics of Telefónica’s business activities in Venezuela relies on several factors and is performed considering all the information available at each closing date. On August 20, 2018 Venezuela introduced the Bolivar Soberano (VES), which replaced the Bolívar Fuerte (VEF) removing five zeros (1 VES = 100,000 VEF).
In light of the economic environment and in the absence of official rates that are representative of the situation in Venezuela, the Group maintained its policy for estimating an exchange rate to match the progression of inflation in Venezuela and attempts to reflect the economic and financial position of the Group’s Venezuelan operations within its consolidated financial statements more accurately (hereinafter, synthetic exchange rate).
At December 31, 2020, the synthetic exchange rate was calculated considering the inflation rates that were published (2,959.8% from January to December 2020). The inflation rate published for January to December 2019 was 9,585.5%. Thus, the exchange rate used to translate the financial statements of the Venezuelan subsidiaries as of December 31, 2020 amounts to 2,094,405 VES/USD (68,448 VES/USD as of December 31, 2019).
The official reference exchange rate at December 31, 2020 was 1,107,199 VES/USD (46,621 VES/USD at December 31, 2019).

The translation of the financial statements of Telefónica Venezolana in 2020 had a negative impact in retained earnings amounting to 26 million euros (-212 million euros in 2019).

The following table presents the figures of Telefónica Venezolana in certain items of the consolidated income statement, the consolidated statement of cash flows and the consolidated statement of financial position of the Telefónica Group, by applying the synthetic exchange rate:

Millions of euros	2020	2019	2018
Revenues	72	79	18
Depreciation and amortization	(13)	(10)	(67)
Operating income	(13)	7	(64)
Net financial expense (1)	24	63	216
Profit before tax	37	70	152
Corporate income tax (2)	(9)	3	(186)
Result for the year	28	73	(34)
Net cash flow provided by operating activities	(1)	14	7
Capital expenditures (CapEx)	17	20	2
Non-current assets	51	43	238
(1) Mainly resulting from the hyperinflation adjustment to the net monetary position and the exchange differences arising from foreign currency items held by Telefónica Venezolana.
(2) Mainly deferred tax recognized for the inflation adjustments of the net assets, which are not deductible according to the present tax regime in Venezuela.
Change in accounting policy for the presentation of hyperinflation effects in equity
Since 2018, the Group includes all the equity effects derived from hyperinflation, i.e.: (a) the restatement for inflation of the financial statements of the Group companies operating in hyperinflationary economies, and (b) the effects of translating their respective financial statements into euros using the exchange rate at the end of the period, in a single line item under the heading Retained Earnings.
In March 2020, the International Financial Reporting Standards Committee (IFRIC) released its interpretation in this regard, indicating that these impacts should be recorded either separately, the former in Retained Earnings and the latter in Translation Differences, or jointly recognized as Translation Differences under the heading Other Comprehensive Income.
As a result, in 2020 the Group adopted this presentation policy and now presents the equity effects of hyperinflation under Translation Differences, within Other Comprehensive Income, rather than under the heading Retained Earnings. The consolidated net equity is not modified by this change in presentation.
In accordance with IAS 8, financial information from previous years presented for comparative purposes has been restated so that the information is comparable. Consequently, the Retained Earnings heading no longer includes the cumulative effects arising from hyperinflation in Venezuela and Argentina, which have been reclassified to Translation Differences amounting to 5,664 million euros at 31 December 2019 and 5,406 million euros at 31 December 2018.
As this change in accounting policy is a reclassification within equity, the basic and diluted earnings per share figures are not affected in any of the periods presented.
Sale of Antares
On November 8, 2018, Telefónica reached an agreement with Grupo Catalana Occidente for the sale of 100% of Seguros de Vida y Pensiones Antares, S.A. for a total amount of 161 million euros. At December 31, 2018, the assets corresponding to Antares were classified as non-current assets and disposal groups held for sale and the liabilities as liabilities associated with non-current assets and disposal groups held for sale, amounting to 793 million euros and 661 million euros, respectively.
On February 14, 2019, after obtaining the relevant regulatory approvals, the sale was concluded. This transaction generated a gain in the consolidated income statement of 2019 amounting to 98 million euros, under "Other income". In addition, it involved an equity reclassification between "Actuarial gains and losses and impact of limit on assets for defined benefit pension plans" and "Retained earnings" amounting to 89 million euros.
Sale of Telefónica Móviles Guatemala and Telefónica Móviles El Salvador
On January 24, 2019, Telefónica Centroamérica Inversiones, S.L. (60% of which is owned, directly and indirectly, by Telefónica and 40% of which is owned by Corporación Multi Inversiones), reached an agreement with América Móvil, S.A.B. of C.V. for the sale of the entire share capital of Telefónica Móviles Guatemala, S.A. and 99.3% of Telefónica Móviles El Salvador, S.A. de C.V. The aggregate consideration for both companies (enterprise value) was 648 million US dollars (approximately 570 million euros at the exchange rate on the date of the agreement, 293 million euros of which corresponded to Telefónica Móviles Guatemala and 277 million euros of which corresponded to Telefónica Móviles El Salvador).
The closing of the sale of Telefónica Móviles Guatemala took place the same day. This transaction did not have a significant impact in the consolidated financial statements of 2019. Due to the exclusion of Telefónica Móviles Guatemala from the scope of consolidation, the Equity attributable to non-controlling interests decreased by 114 million euros.
The closing of the Telefónica El Salvador sale was pending approval by the competition authority. In 2020, Telefónica and América Móvil, S.A.B. of C.V. terminated the purchase agreement, after careful consideration by both parties of the conditions to obtaining regulatory approval established by the Superintendencia de Competencia. As a consequence, Telefónica El Salvador ceased to be classified as disposal group held for sale (see Note 30).
Sale of Telefonía Celular de Nicaragua, Telefónica Móviles Panamá and Telefónica de Costa Rica
On February 20, 2019 Telefónica reached an agreement with Millicom International Cellular, S.A. for the sale of the entire share capital of Telefónica de Costa Rica TC, S.A., and for the sale by Telefónica Centroamérica Inversiones, S.L. of the entire share capital of Telefónica Móviles Panamá, S.A. and Telefonía Celular de Nicaragua, S.A.
The aggregate amount of the transaction (enterprise value) for all the companies was 1,650 million US dollars (approximately 1,455 million euros at the exchange rate of the date of the agreement).
On May 16, 2019, after obtaining the relevant regulatory approvals, Telefónica Centroamérica de Inversiones, S.L. transferred the entire share capital of Telefonía Celular de Nicaragua, S.A. to Millicom International Cellular, S.A. for an amount of 437 million US dollars, approximately 390 million euros at that date. The impact of this transaction in the consolidated income statement for 2019 amounted to 172 million euros, under "Other income" (Note 26).
On August 29, 2019, after obtaining the relevant regulatory approvals, the entire share capital of Telefónica Moviles Panamá, S.A. was transferred to Cable Onda S.A. (subsidiary of Millicom International Cellular, S.A.), for an amount of 594 million US dollars, approximately 536 million euros at that date. The impact of this transaction in the consolidated income statement of 2019 amounted to 190 million euros, under "Other income" (Note 26).
As a result of the exclusion of Telefonía Celular de Nicaragua, S.A. and Telefónica Móviles Panamá, S.A. from the scope of consolidation, the Equity attributable to non-controlling interests decreased by 112 million euros and 188 million euros, respectively.
In March 2020, Telefónica informed Millicom that, once the pertinent regulatory authorizations had been obtained and all the other conditions established in the aforementioned agreement for the execution of the sale had been completed, the execution of the contract and the closing of the transaction should be in April 2020. Millicom expressed its refusal to proceed with the closing, arguing that one of the Costa Rican administrative authorities had not issued the appropriate authorization. Telefónica filed a lawsuit against Millicom before the New York Supreme Court, considering that Millicom had breached the terms and conditions established in the sale contract, demanding compensation for all damages that this unjustified breach could cause to Telefónica (see Note 29.a).
On July 30, 2020, Telefónica reached an agreement with Liberty Latin America Ltd. for the sale of the entire share capital of Telefónica de Costa Rica TC, S.A. The enterprise value of Telefónica Costa Rica is 500 million U.S. dollars (approximately 425 million euros at exchange rate of the date of the agreement).
At the date of issue of these consolidated financial statements, the closing of the transaction is subject to the pertinent regulatory approvals. At December 31, 2020 Telefónica Costa Rica maintained its classification as disposal group held for sale (see Note 30).
Individual Suspension Plan
On September 27, 2019, Telefónica Spain signed the II Collective Agreement of Related Companies (CEV), wholly backed by the largest labor unions. The overall resources plan that was approved is based on:
•Evolution of the Collective Agreement of Related Companies, in order to have a framework of employment stability with greater flexibility and continue advancing on work-life balance and diversity, including, among other proposals, an Individual Suspension Plan which is entirely voluntary for 2019 (with the same conditions as the previous one).

•Training, reskilling and upskilling plan that enables improving skills and taking advantage of the potential of the current staff, focusing on new business needs (digitization, robotization and processes automation).

The present value of the payment flows of the Plan, together with the update of the estimates of the previous plan and the provision for the training plan resulted in expenses amounting to 1,732 million euros before taxes, reflected in "Personnel expenses" of the accompanying consolidated income statement for 2019 (see Note 24).
The update of the provision of the plan included in the previous collective agreement, together with the updated termination plans, entailed an expense of 297 million euros in the 2018 consolidated income statement (see Note 24).
Sale of a portfolio of data centers businesses
On May 8, 2019, Telefónica reached an agreement for the sale of a portfolio of 11 data centers located in seven jurisdictions (Spain, Brazil, USA, Mexico, Peru, Chile and Argentina) with a company controlled by Asterion Industrial Partners SGEIC (currently, Nabiax, S.A.) for a total amount of 550 million euros.
The total capital gain reflected in "Other income" generated in 2019 for the sale of these businesses amounted to 213 million euros (Note 26).
Transformation of the operating model of Telefónica México
On November 21, 2019 Pegaso PCS, S.A. de C.V. (Telefónica México) and AT&T Comunicaciones Digitales, S. de R.L. de C.V. (AT&T Mexico) entered into a Wholesale Access Services Agreement (see Note 29.c), under which AT&T Mexico will provide wholesale wireless access to Telefónica México on 3G, 4G and any other future technology available in Mexico.
The Wholesale Agreement will be of a minimum duration of eight years, renewable for additional consecutive periods of three years. Such Wholesale Agreement established a gradual migration of Telefónica Mexico’s traffic to AT&T Mexico's access network over the first three years of the agreement.
As such migration is carried out, Telefónica México’s wireless access infrastructure will be turned off and, consequently, Telefónica México will discontinue using the licensed spectrum used in the past to operate its network.
The main impacts of the transformation of the operating model of Telefónica México in 2019 consolidated financial statements were as follows:
•A provision amounting to 167 million euros with a counterparty in Other expenses (see Note 26) due to the impact in certain pre-existing service contracts (energy supply, access to fiber optic networks and others), and additional restructuring expenses amounting to 44 million euros.
•A net loss amounting to 27 million euros, due to the partial return of spectrum licenses, -123 million euros corresponding to fully paid licenses (see Notes 6 and 26), and +95 million euros corresponding to licenses with deferred payments (associated debt) that were released (see Note 26).
•Accelerated depreciation of property, plant and equipment and amortization of rights of use due to the reduction of the useful lives of certain assets, with an impact of 36 million euros in the 2019 consolidated income statement.
•Reduction of payables for spectrum acquisition amounting to 508 million euros due to the cancelation of the debt associated with the licenses that were returned (see Note 21).
Additionally, in 2019 Telefónica Mexico reversed deferred tax assets with a counterparty in Corporate income tax, amounting to 454 million euros (see Note 25), due to the new estimations regarding the time horizon in which the Group expects to recover the assets. In 2018 Telefónica Mexico had reversed deferred tax assets amounting to 327 million euros.
In 2020, the aforementioned reduction in the useful lives of certain assets increased the depreciation of property, plant and equipment amounting to 204 million euros (see Note 8), the amortization of rights of use amounting to 110 million euros (see Note 9) and the amortization of intangible assets amounting to 6 million euros .
ANNEX 1

BRAZIL'S SPECTRUM PORTFOLIO: MEANING OF THE STATES, REGIONS AND SECTORS ACRONYMS
Acronym	State
AC	Acre
AL	Alagoas
AP	Amapá
AM	Amazonas
BA	Bahia
CE	Ceara
DF	Distrito Federal
ES	Espírito Santo
GO	Goiás
MA	Maranhão
MT	Mato Grosso
MS	Mato Grosso do Sul
MG	Minas Gerais
PA	Pará
PB	Paraíba
PR	Paraná
PE	Pernambuco
PI	Piauí
RJ	Rio de Janeiro
RN	Rio Grande do Norte
RS	Rio Grande do Sul
RO	Rondônia
RR	Roraima
SC	Santa Catarina
SP	São Paulo
SE	Sergipe
TO	Tocantins

Regions	States & towns included in the regions
1	SP (City)
2	SP (Interior)
2'	SP - towns of sector 33 of the GPLG
3	RJ and ES
4	MG
4'	MG - towns of sector 3 of the GPLG
5	PR and SC
5'	PR - towns of sector 20 of the GPLG
6	RS
6'	RS - towns of sector 30 of the GPLG
7	AC, DF, GO, MS, MT, RO and TO
7'	GO - towns of sector 25 of the GPLG
7''	MS - towns of sector 22 of the GPLG
8	AM, AP, MA, PA and RR
9	BA and SE
10	AL, CE, PB, PE, PI and RN

Sectors	GPLG - general plan of the licenses granted (geographic areas that correspond to the sectors)
1	RJ
2	MG - except towns included in sector 3
3	MG - towns of Araporã, Araújo, Campina Verde, Campo Florido, Campos Altos, Canálopis, Capinópolis, Carmo do Paranaíba, Carneirinhos, Centralina, Comendador Gomes, Conceição das Alagoas, Córrego Danta, Cruzeiro da Fortaleza, Delta, Frutal, Gurinhatã, Ibiraci, Igaratinga, Iguatama, Indianópolis, Ipiaçú, Itapagipe, Ituiutaba, Iturama, Lagamar, Lagoa Formosa, Lagoa Grande, Limeira D'Oeste, Luz, Maravilhas, Moema, Monte Alegre de Minas, Monte Santo de Minas, Nova Ponte, Nova Serrana, Papagaios, Pará de Minas, Patos de Minas, Pedrinópolis, Pequi, Perdigão, Pirajuba, Pitangui, Planura, Prata, Presidente Olegário, Rio Paranaíba, Santa Juliana, Santa Vitória, São Francisco de Sales, São José da Varginha, Tupaciguara, Uberaba, Uberlândia, União de Minas & Vazante
4	ES
5	BA
6	SE
7	AL
8	PE
9	PB
10	RN
11	CE
12	PI
13	MA
14	PA
15	AP
16	AM
17	RR
18	SC
19	PR –except towns included of sector 20
20	PR – towns of Londrina and Tamarana
21	MS – except the town integrating of sector 22
22	MS – town of Paranaíba
23	MT
24	TO and GO – except towns included in sector 25
25	GO – towns of Buriti Alegre, Cachoeira Dourada, Inaciolândia, Itumbiara, Paranaiguara and São Simão
26	DF
27	RO
28	AC
29	RS
30	RS – towns of Pelotas, Capão do Leão, Morro Redondo and Turuçu
31	SP – except the towns included in sector 33
33	SP – towns of Altinópolis, Aramina, Batatais, Brodosqui, Buritizal, Cajuru, Cássia dos Coqueiros, Colômbia, Franca, Guaíra, Guará, Ipuã, Ituverava, Jardinópolis, Miguelópolis, Morro Agudo, Nuporanga, Orlândia, Ribeirão Corrente, Sales de Oliveira, Santa Cruz da Esperança, Santo Antônio da Alegria and São Joaquim da Barra
ANNEX 2

Mexico spectrum portofolio: meaning of the region numbers
Region 1	Baja California: Baja California, Baja California Sur, Sonora (San Luis Río Colorado).
Region 2	Sinaloa, Sonora (excluding San Luis Río Colorado).
Region 3	Chihuahua, Durango, Coahuila de Zaragoza (Torreón, San Pedro, Matamoros, Francisco I. Madero, Viesca).
Region 4	Nuevo León, Tamaulipas, Coahuila de Zaragoza (excluding municipalities of the North Region).
Region 5	Chiapas, Tabasco, Yucatán, Quintana Roo, Campeche.
Region 6	Jalisco (excluding municipalities of the Central Region), Michoacán de Ocampo, Nayarit, Colima.
Region 7	Guanajuato, San Luis Potosí, Zacatecas, Querétaro de Arteaga, Aguascalientes, Jalisco (Lagos de Moreno, Encarnación de Díaz, Teocaltiche, Ojuelos de Jalisco, Colotlán, Villa Hidalgo, Mezquitic, Huejuquilla el Alto, Huejúcar, Villa Guerrero, Bolaños, Santa María de los Ángeles).
Region 8	Veracruz-Llave, Puebla, Oaxaca, Guerrero, Tlaxcala.
Region 9	State of México, Distrito Federal, Hidalgo, Morelos.